--------------------------------------------------------------------------------
EMERGING MARKET FIXED INCOME
--------------------------------------------------------------------------------

Alliance Global
Dollar Government
Fund

Annual Report
August 31, 2000

                              AllianceCapital[LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
October 4, 2000

Dear Shareholder:

This report provides performance, investment strategy and outlook for Alliance Global Dollar Government Fund (the "Fund") for the annual reporting period ended August 31, 2000.

Investment Objectives and Policies

This open-end Fund is designed to provide investors with a high level of current income and secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The majority of the Fund's assets are invested in securities with low credit ratings.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2000. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index (JPM EMBI), which provides a broad measure of the performance of a basket of emerging market debt securities. We have also included the unmanaged J.P. Morgan Emerging Mar kets Bond Index Plus (JPM EMBI+). Going forward, we plan to use this benchmark instead of the JPM EMBI to reflect the array of investment choices available to this Fund. We believe that the expanded JPM EMBI+ is a more accurate measure of the way the Fund is managed.

Over the past six-month period ended August 31, 2000, the Fund underperformed the benchmark, but outperformed it for the 12-month period. While we believe our country selection was good, the Fund did not own any investments in Ecuador, a country that saw a significant rebound in prices. Our security selection has cost us relative performance versus the benchmark.

INVESTMENT RESULTS*
Periods Ended August 31, 2000

                                                 -------------------------------
                                                         Total Returns
                                                 -------------------------------
                                                 6 Months            12 Months
--------------------------------------------------------------------------------
Alliance
Global Dollar
Government
Fund
  Class A                                          10.25%               39.76%
--------------------------------------------------------------------------------
  Class B                                           9.68%               38.41%
--------------------------------------------------------------------------------
  Class C                                           9.66%               38.58%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets
Bond Index                                         11.22%               35.26%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets
Bond Index
Plus                                               10.50%               34.33%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of August 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 1

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The unmanaged J.P. Morgan Emerging Markets Bond Index is a total return index that tracks the traded market for U.S. dollar-denominated Brady bonds and other similar sovereign restructured bonds traded in emerging markets. The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. Both indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Global Dollar Government Fund.

Additional investment results appear on pages 5-8.


Investment Strategy

Over the past six-month period under review, we maintained our overweight position in Russia due to the successful completion of its debt exchange and the prospect for effective political leadership from President Vladimir Putin. We increased our positions in Mexico as that country's credit quality continued to improve, while its economy became increasingly well positioned to benefit from a strong U.S. economy. Significant progress on fiscal reforms, along with a healthy economic recovery in Brazil, led us to increase our position in Brazilian government bonds. We reduced our position in Argentina and trimmed our exposure in the Philippines in light of disappointments surrounding their fiscal deficits.

Market Overview

The global economy continued to improve during the six-month period ended August 31, 2000. In the U.S., the economy remained strong, growing 4.8% in the first quarter and 5.3% during the second quarter. Strong U.S. economic activity prompted the Federal Reserve to increase official interest rates from 5.75% to 6.50% during the period.

During the six-month period under review, emerging market debt performed well as global economic growth improved and commodity prices firmed. The emerging market debt sector posted a strong return of 10.50% (as represented by the JPM EMBI+) during the six-month period under review. Most individual country returns were positive during the period with Ecuador posting the largest gain (+40.31%) as a result of a successful debt restructuring exchange. Other individual outper formers included Russia, which returned 36.32%, Brazil, at 10.40%, Venezuela, with 9.99% and Mexico, 9.93%. Colombia and the Philippines were the worst performers for the period, returning 0.75% and -1.97%, respectively, on the back of growing political and economic uncertainties. (All numbers reflect the performance of country components within the JPM EMBI+).

The economic news from Russia continued to be strong, boosted by high oil prices and aggressive economic reforms. In addition, Russia successfully completed its debt exchange at the end of August. Nonetheless, President


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Vladimir Putin's handling of such events as the sinking of the nuclear submarine Kursk, the bombing in Moscow and the burning of a TV tower lowered Putin's general approval rating to 65%. However, it appears that he still has enough support and power to push forward with reforms.

Within the Latin American region, Brazil posted the strongest performance as it exceeded its International Monetary Fund (IMF) fiscal target by posting a primary fiscal surplus for the first five months of the year. The Central Bank of Brazil has taken an aggressive stand on cutting interest rates. The ability to reduce domestic interest rates is a key element in assuring that recent improvements in the fiscal balance are maintained. Mexico's performance was boosted by an upgrade to investment-grade quality. Moody's has given Mexico investment-grade status and this has lowered the yield premium over Treasuries that investors demand from their Mexican holdings. In addition, investment-grade status allows a whole new class of investors to buy Mexican debt. The election in July marked the first time that Mexico has seen a peaceful and democratic transfer of power between political parties. President Vincente Fox's victory is a remarkable event for this country. The credit rating upgrade, strong economic performance and the peaceful election have boosted the performance of Mexican bonds.

In Argentina, disappointing economic data and a political scandal in the Senate have hurt performance, with Argentina posting a weak return of 2.32% for the period. As a result of seasonal influence and weak tax collection in July, Argentina's fiscal deficit increased to $1.06 billion. In addition, there are concerns that Argentina may not be able to generate the type of growth needed to meet the fiscal targets set by the IMF and reduce its sovereign debt ratios.

Outlook

Globally, economic growth is strong and inflation remains low, providing investment opportunities in global government bond markets. With U.S. economic growth moderating, we do not expect any additional interest rate hikes in 2000. Despite the inevitable variation across countries, we believe that most emerging-market governments remain committed to necessary economic and financial reforms.

In Brazil, we believe that economic growth will improve and inflation will remain muted. In Mexico, we expect President Fox to implement market friendly policies along with a proposal for a prudent budget in 2001. President Fox has indicated that a new Congress will receive his budget proposal in October. As a result, we expect to see two things: 1) the willingness of the executive branch to do its part to add some modest fiscal restraint to the booming economy and 2) the submission of such a budget, which should be enough to push for yet another credit quality upgrade. We believe that Russia remains committed to structural re-


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 3

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO]

John D. Carifa

[PHOTO]

Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investments at Alliance and manages assets in both domestic and international markets.

Mr. Lyski has over 26 years of investment experience.
--------------------------------------------------------------------------------

forms. The 2001 budget debate in the elected legislature began in September, and we expect that it will encourage further tax and other structural reforms. Going forward, we believe this asset class will continue to produce attractive returns, albeit with considerable volatility over the medium-term.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 8/31/00

o Alliance Global Dollar Government Fund
o J.P. Morgan Emerging Markets Bond Index Plus
o J.P. Morgan Emerging Markets Bond Index

[MOUNTAIN CHART OMITTED]

J.P. Morgan Emerging Markets Bond Index Plus: $22,176

J.P. Morgan Emerging Markets Bond Index: $21,923

Alliance Global Dollar Government Fund Class A: $18,157

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Dollar Government Fund Class A shares (from 2/28/94 to 8/31/00) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

The unmanaged J.P. Morgan Emerging Markets Bond Index is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in emerging markets.

When comparing Alliance Global Dollar Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor can not invest directly in an index and its results are not indicative of any specific investment, including Alliance Global Dollar Government Fund.

*     Closest month-end after Fund's Class A share inception date of 2/25/94.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

o Alliance Global Dollar Government Fund
o J.P. Morgan Emerging Markets Bond Index
o J.P. Morgan Emerging Markets Bond Index Plus

[LINE CHART OMITTED]

       Alliance Global Dollar Government Fund - Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                      Alliance Global        J.P. Morgan          J.P. Morgan
                     Dollar Government    Emerging Markets     Emerging Markets
                           Fund              Bond Index         Bond Index Plus
--------------------------------------------------------------------------------
8/31/94*                  -3.77%              -4.39%              -4.23%
8/31/95                   -1.48%               3.52%               4.38%
8/31/96                   38.47%              34.46%              38.42%
8/31/97                   30.04%              31.67%              30.39%
8/31/98                  -38.56%             -24.59%             -29.87%
8/31/99                   29.40%              22.66%              30.47%
8/31/00                   39.76%              35.26%              34.33%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B and C shares will differ due to different expenses associated with these classes.

The unmanaged J.P. Morgan Emerging Markets Bond Index is a total return index that tracks the traded market for U.S. dollar-denominated Brady bonds and other similar sovereign restructured bonds traded in emerging markets. The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Dollar Government Fund.

* The Fund's return for the period ended 8/31/94 is from the Fund's inception date of 2/25/94 through 8/31/94. The benchmark return for the period ended 8/31/94 is from 2/28/94 through 8/31/94.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
August 31, 2000

INCEPTION DATES
Class A Shares
2/25/94

Class B Shares
2/25/94

Class C Shares
2/25/94

PORTFOLIO STATISTICS
Net Assets ($mil): $223.1

[PIE CHART OMITTED]

SECURITY TYPE BREAKDOWN
o    59.34% Sovereign
o    24.40% Brady Bonds
o    13.84% Corporate
o     1.54% Loan Participation
o     0.88% Short-Term

[PIE CHART OMITTED]

COUNTRY BREAKDOWN
o    19.83% Brazil
o    18.90% Mexico
o    18.74% Russia
o     4.67% Venezuela
o     4.58% Argentina
o     4.55% Bulgaria
o     4.01% Netherlands
o     3.04% Turkey
o     2.62% Panama
o     2.43% United States
o     2.41% Colombia
o     2.37% Qatar
o     2.25% Trinidad and Tobago
o     1.54% Morocco
o     1.40% South Korea
o     1.33% Algeria
o     1.22% Dominican Republic
o     1.18% Peru
o     1.01% Philippines
o     0.95% Luxembourg
o     0.55% People's Republic of China
o     0.42% Bermuda

All data as of August 31, 2000. Security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 7

--------------------------------------------------------------------------------
INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
                   1 Year                  39.76%                   33.87%
                  5 Years                  14.87%                   13.86%
          Since Inception*                 10.31%                    9.58%
                SEC Yield**                11.87%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
                   1 Year                  38.41%                   35.41%
                  5 Years                  14.00%                   14.00%
          Since Inception*(a)               9.55%                    9.55%
                SEC Yield**                11.53%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
                   1 Year                  38.58%                    37.58%
                  5 Years                  14.05%                    14.05%
          Since Inception*                  9.48%                     9.48%
                SEC Yield**                11.55%

SEC AVERAGE ANNUAL TOTAL RETURNS (With Sales Charge)
AS OF THE MOST RECENT QUARTER-END (September 30, 2000)

                                   Class A          Class B         Class C
--------------------------------------------------------------------------------
                   1 Year           27.45%           29.24%          31.18%
                  5 Years           12.59%           12.69%          12.76%
          Since Inception*           9.01%            8.97%(a)        8.91%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 *    Inception: 2/25/94 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended August 31, 2000.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2000

                                                     Principal
                                                        Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Sovereign Debt Obligations-82.0%

Other Sovereign Debt Obligations-57.1%
Algeria-1.3%
Republic of Algeria FRN
   7.6875%, 3/04/10 ........................       $     3,500       $ 2,848,125
                                                                     -----------

Argentina-2.9%
Republic of Argentina
   10.25%, 7/21/30(a) ......................             5,000         4,062,500
   11.75%, 4/07/09 .........................             2,500         2,325,000
                                                                     -----------
                                                                       6,387,500
                                                                     -----------
Brazil-11.1%
Federal Republic of Brazil
   11.00%, 8/17/40 .........................             2,900         2,396,270
   14.50%, 10/15/09 ........................             9,000        10,069,200
Republic of Brazil
   12.75%, 1/15/20 .........................            12,500        12,343,750
                                                                     -----------
                                                                      24,809,220
                                                                     -----------
Colombia-2.3%
Republic of Colombia
   8.375%, 2/15/27 .........................             3,000         2,040,000
   9.75%, 4/23/09 ..........................             3,750         3,126,563
                                                                     -----------
                                                                       5,166,563
                                                                     -----------
Mexico-8.6%
United Mexican States
   Series XW
   10.375%, 2/17/09 ........................             7,000         7,682,500
United Mexican States
   11.375%, 9/15/16 ........................             9,700        11,470,250
                                                                     -----------
                                                                      19,152,750
                                                                     -----------
Panama-2.5%
Republic of Panama
   9.375%, 4/01/29 .........................             2,400         2,370,000
   10.75%, 5/15/20 .........................             3,200         3,256,000
                                                                     -----------
                                                                       5,626,000
                                                                     -----------
Philippines-1.0%
Republic of the Philippines
   9.875%, 1/15/19 .........................             2,000         1,720,000
   10.625%, 3/16/25 ........................               500           444,400
                                                                     -----------
                                                                       2,164,400


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 9

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Qatar-2.3%
State of Qatar
   9.75%, 6/15/30(b) .....................       $      2,400       $  2,487,600
   9.75%, 6/15/30 ........................              2,500          2,591,250
                                                                    ------------
                                                                       5,078,850
                                                                    ------------
Russia-18.0%
Russian Federation
   2.25%, 3/31/30(b)(c) ..................             26,950         11,723,250
   11.00%, 7/24/18 .......................              6,100          4,758,000
   12.75%, 6/24/28(b) ....................              5,000          4,550,000
   12.75%, 6/24/28 .......................             17,200         15,652,000
Russian Ministry of Finance
   3.00%, 5/14/03 ........................              6,000          3,540,000
                                                                    ------------
                                                                      40,223,250
                                                                    ------------
Trinidad & Tobago-2.2%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b) .....................              4,700          4,829,250
                                                                    ------------

Turkey-2.9%
Republic of Turkey
   11.875%, 1/15/30 ......................              2,350          2,561,500
   12.375%, 6/15/09 ......................              3,650          3,964,812
                                                                    ------------
                                                                       6,526,312
                                                                    ------------
Venezuela-2.0%
Republic of Venezuela
   9.25%, 9/15/27 ........................              5,950          4,053,735
   13.625%, 8/15/18 ......................                500            473,150
                                                                    ------------
                                                                       4,526,885
                                                                    ------------
Total Other Sovereign Debt Obligations
   (cost $108,946,262) ...................                           127,339,105
                                                                    ------------

Collateralized Brady Bonds-22.1%
Argentina-1.5%
Republic of Argentina
   FRN, Series L
   7.875%, 3/31/23 .......................              4,200          3,444,000
                                                                    ------------

Brazil-5.9%
Republic of Brazil FRN
   Series ZL
   7.375%, 4/15/24 .......................             16,000         13,180,800
                                                                    ------------

Bulgaria-4.4%
Republic of Bulgaria FRN
   Series A
   7.75%, 7/28/24 ........................             12,000          9,765,600
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Mexico-7.8%
United Mexican States
   Series W-A
   6.25%, 12/31/19 .........................      $      7,600      $  6,811,880
   Series W-B
   6.25%, 12/31/19(d) ......................             5,000         4,481,500
United Mexican States FRN
   Series B
   7.6025%, 12/31/19 .......................             3,000         3,086,400
   Series D
   7.925%, 12/31/19 ........................             3,000         3,086,400
                                                                    ------------
                                                                      17,466,180
                                                                    ------------
Venezuela-2.5%
Republic of Venezuela FRN
   Series W-A
   7.375%, 3/31/20(e) ......................             2,000         1,640,000
   Series W-B
   7.875%, 3/31/20(e) ......................             4,700         3,854,000
                                                                    ------------
                                                                       5,494,000
                                                                    ------------
Total Collateralized Brady Bonds
   (cost $45,743,958) ......................                          49,350,580
                                                                    ------------

Loan Participation-1.5%
Morocco-1.5%
Kingdom of Morocco Loan Participation FRN
   Series A
   7.406%, 1/01/09
   (cost $3,184,396) .......................             3,622         3,313,722
                                                                    ------------

Non-Collateralized Brady Bonds-1.3%
Brazil-0.2%
Republic of Brazil DCB FRN
   Series L
   7.4375%, 4/15/12 ........................               600           465,000
                                                                    ------------

Peru-1.1%
Republic of Peru FLIRB
   3.75%, 3/07/17(b)(c) ....................             1,250           812,500
Republic of Peru PDI
   4.50%, 3/07/17(b)(c) ....................             2,450         1,715,000
                                                                    ------------
                                                                       2,527,500
                                                                    ------------
Total Non-Collateralized Brady Bonds
   (cost $2,757,008) .......................                           2,992,500
                                                                    ------------

Total Sovereign Debt Obligations
   (cost $160,631,624) .....................                         182,995,907
                                                                    ------------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 11

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Corporate Debt Obligations-13.3%
App China Group Ltd. ...................
   14.00%, 3/15/10(b)(f) ...............        $      1,500        $    900,000
Banco Nacional De
   Desenvolvimiento
   Economico
   12.554%, 6/16/08(b) .................               4,300           4,106,500
Cellco Finance NV
   15.00%, 8/01/05 .....................               5,000           5,437,500
Colo.Com
   13.875%, 3/15/10(b)(g) ..............               1,000           1,035,000
Grupo Mexicano de Desarrollo, SA
   8.25%, 2/17/01(b)(h) ................               3,406           1,021,781
Guangdong Enterprises
   8.875%, 5/22/07(b)(h) ...............               2,950           1,180,000
Hanvit Bank, SA
   12.75%, 3/01/10(b)(c) ...............               2,900           2,994,250
Innova S De R.L., SA
   12.875% 4/01/07 .....................               3,000           2,917,500
Level 3 Communications, Inc. ...........
   11.00%, 3/15/08 .....................               1,750           1,741,250
Netia Holdings B.V .....................
   Series B
   11.25%, 11/01/07(i) .................               4,500           3,172,500
PTC International Finance II, SA
   11.25%, 12/01/09 ....................               2,000           2,040,000
Tricom, SA
   11.375%, 9/01/04 ....................               2,750           2,619,375
Viatel, Inc. ...........................
   11.50%, 3/15/09 .....................               1,000             540,000
                                                                    ------------

Total Corporate Debt Obligations
   (cost $31,169,378) ..................                              29,705,656

Time Deposit-0.9%
Deutsche Bank
   6.625%, 9/01/00
   (cost $1,900,000) ...................               1,900           1,900,000
                                                                    ------------

Total Investments-96.2%
   (cost $193,701,002) .................                             214,601,563
Other assets less liabilities-3.8% .....                               8,508,492
                                                                    ------------

Net Assets-100% ........................                            $223,110,055
                                                                    ============

See footnote summary on page 13.


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Securities, or a portion thereof, with an aggregate market value of $4,062,500 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At August 31, 2000, these securities amounted to $37,355,131 or 16.7% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2000.

(d)   Security trades with warrants expiring March 15, 2005.

(e)   Security trades with oil warrants expiring March 31, 2020.

(f) Security includes one warrant expiring 3/15/05, to buy 12.914 shares of Asia Pulp & Paper at $7.8375.

(g) Security trades with one warrant to buy 19.9718 shares of common stock at $0.01 per share.

(h)   Security is in default and is non-income producing.

(i) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

      Glossary of Terms:
      DCB   - Debt Conversion Bond.
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.
      PDI   - Past Due Interest.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 13

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2000

Assets:
Investments in securities, at value (cost $193,701,002) ...       $ 214,601,563
Receivable for investment securities sold .................          23,146,070
Income receivable .........................................           6,486,847
Receivable for capital stock sold .........................             507,428
                                                                  -------------
Total assets ..............................................         244,741,908
                                                                  -------------
Liabilities:
Due to custodian ..........................................             717,255
Payable for investment securities purchased ...............           8,243,375
Reverse repurchase agreements .............................           8,011,597
Payable for capital stock redeemed ........................           3,527,592
Dividends payable .........................................             667,787
Interest payable on reverse repurchase agreements .........               1,548
Accrued expenses ..........................................             462,699
                                                                  -------------
Total liabilities .........................................          21,631,853
                                                                  -------------
Net Assets ................................................       $ 223,110,055
                                                                  =============
Composition of Net Assets
Capital stock, at par .....................................       $      31,355
Additional paid-in capital ................................         258,317,911
Distributions in excess of net investment income ..........          (1,446,369)
Accumulated net realized loss on investment
   transactions ...........................................         (54,693,403)
Net unrealized appreciation on investments ................          20,900,561
                                                                  -------------
                                                                  $ 223,110,055
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($66,075,136/9,362,847 shares of
   capital stock issued and outstanding) ..................               $7.06
Sales charge--4.25% of public offering price ..............                 .31
                                                                          -----
Maximum offering price ....................................               $7.37
                                                                          -----
Class B Shares
Net asset value and offering price per share
   ($108,075,072/15,143,149 shares of
   capital stock issued and outstanding) ..................               $7.14
                                                                          -----
Class C Shares
Net asset value and offering price per share
   ($48,959,847/6,848,943 shares of
   capital stock issued and outstanding) ..................               $7.15
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2000

Investment Income
Interest .....................................                       $28,623,178
Expenses
Advisory fee .................................      $ 1,614,015
Distribution fee - Class A ...................          171,911
Distribution fee - Class B ...................        1,124,286
Distribution fee - Class C ...................          454,697
Transfer agency ..............................          359,533
Audit and legal ..............................          187,845
Custodian ....................................          159,969
Administrative ...............................          133,901
Printing .....................................           55,158
Registration .................................           52,169
Directors' fees ..............................           27,173
Miscellaneous ................................            7,554
                                                    -----------
Total expenses before interest ...............        4,348,211
Interest expenses ............................          536,972
                                                    -----------
Total expenses ...............................                         4,885,183
                                                                     -----------
Net investment income ........................                        23,737,995
                                                                     -----------
Realized and Unrealized Gain on
Investments
Net realized gain on investment
   transactions ..............................                         8,296,156
Net change in unrealized
   appreciation/depreciation of investments ..                        38,430,864
                                                                     -----------
Net gain on investment transactions ..........                        46,727,020
                                                                     -----------
Net Increase in Net Assets
   from Operations ...........................                       $70,465,015
                                                                     ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 15

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended        Year Ended
                                                  August 31,        August 31,
                                                    2000              1999
                                                -------------     -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................    $  23,737,995     $  22,808,033
Net realized gain (loss) on investment
   transactions ............................        8,296,156       (45,085,335)
Net change in unrealized appreciation/
   depreciation of investments .............       38,430,864        65,633,291
                                                -------------     -------------
Net increase in net assets from operations .       70,465,015        43,355,989
Dividend and Distribution to
Shareholders from:
Net investment income
   Class A .................................       (6,570,497)       (6,183,246)
   Class B .................................      (11,680,843)      (12,454,582)
   Class C .................................       (4,683,956)       (4,170,205)
Distributions in excess of net investment
   income
   Class A .................................               -0-         (317,642)
   Class B .................................               -0-         (639,811)
   Class C .................................               -0-         (214,230)
Tax return of capital
   Class A .................................         (272,912)         (301,209)
   Class B .................................         (485,175)         (606,708)
   Class C .................................         (194,552)         (203,145)
Common Stock Transactions
Net increase (decrease) ....................      (23,033,550)       45,565,578
                                                -------------     -------------
Total increase .............................       23,543,530        63,830,789
Net Assets
Beginning of period ........................      199,566,525       135,735,736
                                                -------------     -------------
End of period ..............................    $ 223,110,055     $ 199,566,525
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE A

Significant Accounting Policies

Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is re corded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, and tax treatment of defaulted bonds, resulted in a net decrease in distributions in excess of net investment income a decrease in additional paid-in-capital and a corresponding increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE B

Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a Transfer Agency Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $245,175 for the year ended August 31, 2000.

For the year ended August 31, 2000, the Fund's expenses were reduced by $13,575 under an expense offset arrangement with Alliance Fund Services, Inc.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $16,437 from the sale of Class A shares and $6,180, $353,523 and $13,472 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,924,107 and $1,501,212 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term in vestments and U.S. government securities) aggregated $368,906,992 and $390,044,685, respectively, for the year ended August 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2000.

At August 31, 2000, the cost of investments for federal income tax purposes was $193,912,400. Accordingly, gross unrealized appreciation of investments was $25,213,146 and gross unrealized depreciation was $4,523,983 resulting in net unrealized appreciation of $20,689,163.

At August 31, 2000 the Fund had a net capital loss carryforward of $45,938,818 of which $16,783,909 expires in the year 2007 and $29,154,909 expires in the year 2008.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital losses of $8,543,187 during the fiscal year 2000. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain to offset will not be distributed to shareholders.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the year ended August 31, 2000.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    --------------------------------  --------------------------------
                                  Shares                           Amount
                    --------------------------------  --------------------------------
                       Year Ended       Year Ended       Year Ended      Year Ended
                    August 31, 2000  August 31, 1999  August 31, 2000  August 31, 1999
                    ------------------------------------------------------------------
Class A
Shares sold               6,840,728        8,939,122     $ 43,479,831     $ 51,029,072
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             463,551          577,502        3,012,424        3,335,568
--------------------------------------------------------------------------------------
Shares converted
  from Class B              672,932          280,097        4,494,225        1,604,367
--------------------------------------------------------------------------------------
Shares redeemed          (7,491,735)      (7,334,617)     (47,141,535)     (42,253,263)
--------------------------------------------------------------------------------------
Net increase                485,476        2,462,104     $  3,844,945     $ 13,715,744
======================================================================================

Class B
Shares sold               2,509,634        9,146,871     $ 15,954,945     $ 52,340,160
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             530,649          799,008        3,798,462        4,638,409
--------------------------------------------------------------------------------------
Shares converted
  to Class A               (666,341)        (278,458)      (4,494,225)      (1,604,367)
--------------------------------------------------------------------------------------
Shares redeemed          (6,408,401)      (6,261,743)     (42,344,468)     (35,910,082)
--------------------------------------------------------------------------------------
Net increase
  (decrease)             (4,034,459)       3,405,678     $(27,085,286)    $ 19,464,120
======================================================================================

Class C
Shares sold               1,992,495        7,263,526     $ 13,105,254     $ 41,875,188
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             342,686          402,610        2,250,298        2,342,968
--------------------------------------------------------------------------------------
Shares redeemed          (2,279,978)      (5,566,666)     (15,148,761)     (31,832,442)
--------------------------------------------------------------------------------------
Net increase                 55,203        2,099,470     $    206,791     $ 12,385,714
======================================================================================


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of August 31, 2000, the Fund had entered into the following reverse repurchase agreements:

       Amount              Broker              Interest Rate       Maturity
    ===========    ========================    =============   =================

    $ 3,979,653    Merrill Lynch & Co., Inc.        2.00%      September 1, 2000
    $ 4,031,944    Merrill Lynch & Co., Inc.        3.50%      September 8, 2000

For the year ended August 31, 2000, the maximum amount of reverse repurchase agreements outstanding was $55,206,540, the average amount outstanding was approximately $21,231,440, and the daily weighted average interest rate was 4.89%.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2000.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                            ---------------------------------------------------------------------
                                                                          Class A
                                            ---------------------------------------------------------------------
                                                                    Year Ended August 31,
                                              2000           1999           1998          1997           1996
                                            ---------------------------------------------------------------------
Net asset value,
  beginning of period ..................    $  5.69        $  5.05        $ 10.64        $ 10.01        $  8.02
                                            ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..................        .75(a)         .71(a)         .73(a)         .88(a)         .84
Net realized and unrealized
  gain (loss) on investment
  transactions .........................       1.40            .74          (4.03)          1.85           2.10
                                            ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...........................       2.15           1.45          (3.30)          2.73           2.94
                                            ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ....................       (.75)          (.74)          (.73)          (.95)          (.95)
Tax return of capital ..................       (.03)          (.03)          (.15)           -0-            -0-
Distributions in excess of
  net investment income ................        -0-           (.04)          (.04)           -0-            -0-
Distributions from net realized
  gain on investments ..................        -0-            -0-          (1.37)         (1.15)           -0-
                                            ---------------------------------------------------------------------
Total dividends and
  distributions ........................       (.78)          (.81)         (2.29)         (2.10)          (.95)
                                            ---------------------------------------------------------------------
Net asset value,
  end of period ........................    $  7.06        $  5.69        $  5.05        $ 10.64        $ 10.01
                                            =====================================================================
Total Return
Total investment return based
  on net asset value(b) ................      39.76%         29.40%        (38.56)%        30.04%         38.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ......................    $66,075        $50,540        $32,365        $37,416        $23,253
Ratio of expenses to
  average net assets ...................       1.76%          1.59%          1.48%          1.55%          1.65%
Ratio of expenses to average
  net assets, excluding
  interest expense .....................       1.51%          1.59%          1.48%          1.55%          1.65%
Ratio of net investment
  income to average
  net assets ...........................      11.59%         12.34%          8.51%          8.49%          9.23%
Portfolio turnover rate ................        173%           179%           188%           314%           315%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                           ---------------------------------------------------------------------
                                                                           Class B
                                           ---------------------------------------------------------------------
                                                                   Year Ended August 31,
                                             2000            1999           1998          1997          1996
                                           ---------------------------------------------------------------------
Net asset value,
  beginning of period ...............      $   5.74        $   5.05        $ 10.64       $ 10.01       $  8.02
                                           ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...............           .71(a)          .67(a)         .67(a)        .81(a)        .78
Net realized and unrealized
  gain (loss) on investment
  transactions ......................          1.40             .76          (4.05)         1.84          2.08
                                           ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................          2.11            1.43          (3.38)         2.65          2.86
                                           ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .................          (.68)           (.68)          (.67)         (.87)         (.87)
Tax return of capital ...............          (.03)           (.03)          (.14)          -0-           -0-
Distributions in excess of
  net investment income .............           -0-            (.03)          (.04)          -0-           -0-
Distributions from net realized
  gain on investments ...............           -0-             -0-          (1.36)        (1.15)          -0-
                                           ---------------------------------------------------------------------
Total dividends and
  distributions .....................          (.71)           (.74)         (2.21)        (2.02)         (.87)
                                           ---------------------------------------------------------------------
Net asset value,
  end of period .....................      $   7.14        $   5.74        $  5.05       $ 10.64       $ 10.01
                                           =====================================================================
Total Return
Total investment return based
  on net asset value(b) .............         38.41%          28.85%        (39.11)%       29.14%        37.36%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................      $108,075        $110,003        $79,660       $93,377       $84,295
Ratio of expenses to
  average net assets ................          2.45%           2.31%          2.22%         2.26%         2.37%
Ratio of expenses to average
  net assets, excluding
  interest expense ..................          2.21%           2.31%          2.22%         2.26%         2.37%
Ratio of net investment
  income to average
  net assets ........................         10.85%          11.59%          7.78%         7.81%         8.57%
Portfolio turnover rate .............           173%            179%           188%          314%          315%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                           ---------------------------------------------------------------------
                                                                        Class C
                                           ---------------------------------------------------------------------
                                                                  Year Ended August 31,
                                             2000          1999           1998           1997            1996
                                           ---------------------------------------------------------------------
Net asset value,
  beginning of period ..............       $  5.74        $  5.05        $ 10.64        $ 10.01        $  8.02
                                           ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..............           .71(a)         .67(a)         .67(a)         .82(a)         .77
Net realized and unrealized
  gain (loss) on investment
  transactions .....................          1.41            .76          (4.05)          1.84           2.10
                                           ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................          2.12           1.43          (3.38)          2.66           2.87
                                           ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................          (.68)          (.68)          (.67)          (.88)          (.88)
Tax return of capital ..............          (.03)          (.03)          (.14)           -0-            -0-
Distributions in excess of
  net investment income ............           -0-           (.03)          (.04)           -0-            -0-
Distributions from net realized
  gain on investments ..............           -0-            -0-          (1.36)         (1.15)           -0-
                                           ---------------------------------------------------------------------
Total dividends and
  distributions ....................          (.71)          (.74)         (2.21)         (2.03)          (.88)
                                           ---------------------------------------------------------------------
Net asset value,
  end of period ....................       $  7.15        $  5.74        $  5.05        $ 10.64        $ 10.01
                                           =====================================================================
Total Return
Total investment return based
  on net asset value(b) ............         38.58%         28.85%        (39.09)%        29.17%         37.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................       $48,960        $39,024        $23,711        $25,130        $14,511
Ratio of expenses to
  average net assets ...............          2.45%          2.30%          2.19%          2.25%          2.35%
Ratio of expenses to average
  net assets, excluding
  interest expense .................          2.20%          2.30%          2.19%          2.25%          2.35%
Ratio of net investment
  income to average
  net assets .......................         10.78%         11.56%          7.75%          7.82%          8.52%
Portfolio turnover rate ............           173%           179%           188%           314%           315%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


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                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 25

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance Global Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Dollar Government Fund, Inc. at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
October 2, 2000


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance is measured. Benchmarks usually consist of an unmanaged index, such as the Standard & Poor's 500 Stock Index.

bond

Bonds are promissory notes or IOUs issued by a governments or business corporations in return for loans. They are most often issued in multiples of $1,000 or $5,000, but $100 and $500 bonds are available. A bond is evidence of a debt on which the issuer typically promises to pay the bondholder (also called a lender or creditor) a fixed rate of interest at intervals over a specified length of time (usually ten years or more), and to repay the original loan upon expiration (the maturity date). Because a bond represents the debt of the issuer, a bondholder is not considered an owner of the issuer, as a stockholder is.

Brady bonds

U.S.-dollar-denominated bonds that are issued by emerging markets, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

credit rating

A bond rating that measures the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government.

inflation

A broad rise in the cost of goods and services.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

spread

The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes, also called agency securities.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 27

--------------------------------------------------------------------------------
ALLIANCE CAPITAL
--------------------------------------------------------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------------------------------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 29

--------------------------------------------------------------------------------
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

--------------------------------------------------------------------------------
                                             THE ALLIANCE FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund Growth
Fund Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                                 ---------------
Alliance Global Dollar Government Fund                              BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GDGAR800